UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2014

DIAMOND RESORTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Diamond Resorts International, Inc. (the “Company”) is commencing the potential syndication of a new senior secured credit facility (the “Credit Facility”) to be used to refinance the 12% Senior Secured Notes due 2018 issued by Diamond Resorts Corporation, a wholly-owned subsidiary of the Company, of which $374.4 million in aggregate principal amount remains outstanding as of the date hereof, any outstanding indebtedness under the Company’s existing revolving credit facility and other indebtedness, and for other corporate purposes.

While the Company expects to complete the syndication of the Credit Facility in the second quarter of 2014, there can be no assurances that such syndication will be completed during that quarter or at all or that the Company will otherwise refinance any of its outstanding indebtedness in the near term.

The information in this Item is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Item in this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the current expectations of the Company with respect to its potential Credit Facility syndication. The Company has tried to identify these forward looking statements by using words such as “expect,” “plan,” “will” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation, difficulties, delays or unanticipated costs in connection with the syndication of the Credit Facility; the Company’s inability to complete the syndication of the Credit Facility, in whole or in part; adverse trends or disruptions in economic conditions generally or in the vacation ownership, vacation rental and travel industries; the Company’s ability to maintain an optimal inventory of vacation ownership interests (VOIs); the Company’s ability to sell, securitize or borrow against its consumer loans; the effects of the Company’s indebtedness and its compliance with the terms thereof; the Company’s ability to successfully implement its growth strategy; or the Company’s ability to compete effectively.

For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s other filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.

April 7, 2014	By:	/s/ Howard S. Lanznar
	Name:	Howard S. Lanznar
	Title:	Executive Vice President and Chief Administrative Officer